ACCOUNTS RECEIVABLE, NET	12 Months Ended
Jun. 30, 2026
Credit Loss [Abstract]
ACCOUNTS RECEIVABLE, NET

4. ACCOUNTS RECEIVABLE, NET

Accounts receivable, net are as follows:

	As of June 30,
	2025	2026	2026
	HKD	HKD	US$
Accounts receivable, gross	18,302,472	26,394,075	3,383,856
Less: allowance for expected credit losses	(54,600)	(54,600)	(7,000)
Accounts receivable, net	18,247,872	26,339,475	3,376,856

Below is an analysis of the movements in the allowance for expected credit losses:

	Year ended June 30,	Year Ended June 30,
	2025	2026	2026
	HKD	HKD	US$
Balance at beginning of the years	54,600	54,600	7,000
Additions	—	—	—
Balance at end of the years	54,600	54,600	7,000

The Company’s standard contractual payment terms require settlement within 30 days of the invoice date. In practice, based on historical collection patterns and industry practice, the majority of receivables are collected within 90 days. The Company considers receivables outstanding beyond 90 days as past due for the purpose of its expected credit loss assessment.

Despite the increase in gross accounts receivable during the year ended June 30, 2026, management has assessed the credit risk of the outstanding balances, taking into account the credit quality of the customers, historical loss experience, subsequent collections and current economic conditions, no additional allowance was provided.

As of the date of this audit report, the Company collected approximately HKD20,629,870 (US$2,644,855), or 78.3%, of the accounts receivable as of June 30, 2026. The Company is not aware of any collection risk on the remaining outstanding balances.